Licensed Copyrights, Net - Schedule of Estimated Future Amortisation Expenses For Licensed Copyrights (Detail) ¥ in Millions, $ in Millions	Jun. 30, 2020 CNY (¥)	Jun. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)
Licensed Copyrights [Abstract]
Six months ended December 31, 2020	¥ 2,375	$ 336
Between 1 and 2 years			¥ 1,924	$ 272
Between 2 and 3 years			924	131
Between 3 and 4 years			¥ 555	$ 79